                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): November 13, 2000



                           ARI NETWORK SERVICES, INC.
             (Exact name of registrant as specified in its charter)


         Wisconsin                       0-19608                     39-1388360
      ---------------                  ------------                --------------
      (State or other                  (Commission                  (IRS Employer
      jurisdiction of                  File Number)                Identification
      incorporation)                                                    No.)


               330 E. Kilbourn Avenue
                Milwaukee, Wisconsin                              53202
     ----------------------------------------                   ---------
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (414) 278-7676

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     Exhibit 99.1        Letter to Shareholders dated November 13, 2000.

ITEM 9. REGULATION FD DISCLOSURE

On November 13, 2000, the Company mailed a letter to its shareholders, reviewing the Company's performance for fiscal 2000. A copy of this letter is attached as
Exhibit 99.1 below. This letter is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 13, 2000                 ARI NETWORK SERVICES, INC.



                                          By:   /s/ Brian E. Dearing
                                             -----------------------------------
                                             Brian E. Dearing, Chairman and CEO




                                  EXHIBIT INDEX

Exhibit 99.1   Letter to Shareholders dated November 13, 2000.


                                       2